                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                               ------------------


         Date of Report (Date of earliest event reported): JULY 31, 2003



                          GREAT LAKES ACQUISITION CORP.
             (Exact name of registrant as specified in its charter)



DELAWARE                                    333-59541                           76-0576974
(State or other                             (Commission                         (IRS Employer
jurisdiction of                             File Number)                        Identification No.)
incorporation)



         551 FIFTH AVENUE, SUITE 3600, NEW YORK, NY                                  10176
          (Address of principal executive offices)                                (Zip Code)


       Registrant's telephone number, including area code: (212) 370-5770

ITEM 9.    REGULATION FD DISCLOSURE.

On July 31, 2003, Great Lakes Carbon Corporation ("GLC"), a wholly-owned subsidiary of Great Lakes Acquisition Corp. (the "Company"), issued the attached press release announcing (i) the extension, through August 8, 2003, of the exchange offer for GLC's 10 1/4% senior subordinated notes due 2008, and (ii) the filing by Great Lakes Carbon Income Fund (the "Fund") with securities regulators in Canada of a final prospectus for the initial public offering of Fund units. The Fund has been created to acquire an indirect ownership interest in the Company.





EXHIBIT
NUMBER   DESCRIPTION

99.1     Great Lakes Carbon Corporation press release dated July 31, 2003.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   GREAT LAKES ACQUISITION CORP.
                                                   -----------------------------
                                                   (Registrant)



Date: August 1, 2003                               /s/ ADELE I. ROBLES
                                                   ----------------------------------------
                                                   Adele I. Robles, Chief Financial Officer


                                  EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION

99.1          Great Lakes Carbon Corporation press release dated July 31, 2003.